Earnings per ordinary share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per ordinary share
Schedule of computation for basic and diluted net income per ordinary share

	For the year ended December 31,
($ in thousands, except share data)	2022	2021	2020	2019
		(as restated)
Net income/(loss) attributable to Burford Capital Limited shareholders	30,506	(28,751)	143,275	300,546

Net income/(loss) attributable to Burford Capital Limited per ordinary share:
Basic	0.14	(0.13)	0.65	1.37
Diluted	0.14	(0.13)	0.65	1.37

Weighted average ordinary shares outstanding:
Basic	218,757,232	219,049,877	218,919,822	218,649,877
Dilutive effect of share-based awards	3,045,254	-	715,962	458,048
Diluted	221,802,486	219,049,877	219,635,784	219,107,925

* The Company has made a correction that resulted in a decrease in the basic weighted average number of shares outstanding of 649,582 shares for the year ended December 31, 2021. There was no impact on the reported earnings per share for the year ended December 31, 2021.